Spearheading Immunotherapies ESMO 2023 – HPN328 Investor webcast october 23, 2023 Exhibit 99.1

This presentation and accompanying oral commentary contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “target,” "goal," “estimate” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on Harpoon's expectations and assumptions as of the date of this presentation. Each of these forward-looking statements involves risks and uncertainties that could cause Harpoon's clinical development programs, future results or performance to differ significantly from those expressed or implied by the forward-looking statements. Forward-looking statements contained in this presentation and accompanying oral commentary include, but are not limited to, statements about the progress, timing, scope, design and anticipated results of clinical trials, the timing of the presentation of data, the association of data with potential treatment outcomes, the development and advancement of platforms and product candidates, the timing of development milestones for platforms and product candidates and Harpoon’s cash sufficiency and runway. Many factors may cause differences between current expectations and actual results, including unexpected safety or efficacy data observed during clinical studies, clinical trial site activation or enrollment rates that are lower than expected, changes in expected or existing competition, our ability to enter into strategic arrangements and collaborations and uncertainties in the success of such arrangements, changes in the regulatory environment, the uncertainties and timing of the regulatory approval process, the risk that initial or interim results from a clinical trial may not be predictive of the final results of the trial or the results of future trials, the risk that trials may be delayed and may not have satisfactory outcomes, and unexpected litigation or other disputes that impede clinical trial progress. Other factors that may cause Harpoon's actual results to differ from those expressed or implied in the forward-looking statements in this presentation and accompanying oral commentary are discussed in Harpoon's filings with the U.S. Securities and Exchange Commission (SEC) including under “Risk Factors” in Harpoon Therapeutics’ quarterly report on Form 10-Q for the quarter ended June 30, 2023, filed with the SEC on August 9, 2023 and our other filings from time to time. Except as required by law, Harpoon assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and Harpoon’s own internal estimates and research. While Harpoon believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of Harpoon’s internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. Forward-looking Statements

Harpoon Therapeutics

HPN328 Major Value Driver and Additional Opportunity in HPN217/601/Platform

LEAD ASSET HPN328 (DLL3 T-CELL ENGAGER)	• Potential for best-in-class efficacy in small cell lung cancer and neuroendocrine tumors • Confirmed response rate 35% across 1mg priming dose cohorts* • Generally well tolerated at 1mg priming and target doses • Large markets with high unmet needs across various tumor types and lines of therapy offer opportunity for multiple products
HPN328 NEAR-TERM CATALYSTS	• Completion of monotherapy dose optimization enrollment in October 2023 • RP2D identification YE 2023 • Phase 2/3 registrational studies to begin in 2H 2024
ADDITIONAL VALUE DRIVERS	• HPN217 (BCMA) – Clinically active and differentiated tolerability profile • HPN601 (EpCAM) – IND ready conditionally activated T-cell engager with large market potential • Multiple next-gen T-cell engager platforms – TriTAC®, ProTriTAC™, TriTAC-XR™
WELL FUNDED	• Supported by top-tier investor syndicate with cash runway into 2026

HARPOON Therapeutics

*Based on unaudited database cutoff as of 9/12/2023, subject to change

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Large Addressable Population in SCLC and Other High Grade NENs with Significant Unmet Need 7 Major Market Incidence1 5-yr Survival DLL3 Expression (>1%) Small Cell Lung Cancer ~90,000 7%2 82%3 Neuroendocrine Prostate Cancer (NEPC) ~20,0004 14%5,6 77%7 NET, High Grade ~11,500 mOS 10 months8 Highly expressed Extrapulmonary NEC, except NEPC ~2,600 Stomach 9%9 Rectum 11%9 Colon 15%9 Pancreas 20%9 Small Intestine 43%9 Appendix 65%9 Cervix 81%10 Gastroentero-pancreatic 77%11 Pancreas 19-50%12 Bladder 68%13 LCNEC, Lung ~1,300 21%2 82%3 High grade NENs have an estimated annual incidence >120K across 7 major markets, mostly with high DLL3 expression 1. GlobalData Forecast 2023 incidence, 7 major markets (7MM) - US, Japan, France, Germany, Italy, Spain, UK; 2. SEER; 3. Lima et al. Cancer Res (2022); 4. Aparicio et al. Cancer Discov (2011); 5. Alabi et al. Pharmacology & Therapeutics (2022); 6. Bhagirath et al. Sci Rep (2021); 7. Puca et al. Sci. Transl Med. (2019); 8. Dasari, JAMA Oncol. (2017); 9. White, Lancet (2018); 10. Cimic, Appl Immunohistochem Mol Morphol (2021); 11. Liverani, Endocr Onc (2021); 12. Yao, Oncologist (2022); 13. Koshin, Clin Cancer Res (2019)

Unaudited database as of 9/12/2023 Data subject to change HPN328 Phase 1 Interim Update

HPN328: A DLL3-TARGETED T CELL ENGAGER

- DLL3 is significantly expressed in SCLC and other neuroendocrine tumor types
- HPN328 is a DLL3-targeting T cell engager built on the TriTAC platform
  - Redirects T cells to kill DLL3-expressing cancer cells
  - Small protein (~50kDa) to potentially enable efficient solid tumor penetration with prolonged half-life
  - Designed to minimize non-specific T cell activation and Fc receptor engagement, intended to increase therapeutic window

Figure 1. HPN328 Mechanism of Action


HPN328 Mechanism of Action
T cell
T cell receptor complex
Anti CD3 domain
Anti albumin domain
HPN328
Anti DLL3 domain
DLL3
Tumor Cell

HARPOON Therapeutics

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HPN328 Phase 1 Trial YE 2022 Planned Targets: patients enrolled Optimization of priming dose for step-dosing regimens: 1 – 6 mg step-dose cohort opened Planned 2023 Events:  Q1 2023: Start enrollment in atezolizumab combo cohorts Start enrollment in Q2W dosing cohorts for HPN328 monotherapy Mid-2023: Complete enrollment in monotherapy and combination therapy dose escalation cohorts: ~100 patients enrolled (including backfill) by End of Q2 Planned interim data update with potential data maturity at: End of Q1: anticipate up to 30 pts with ≥1 scan End of Q2: anticipate up to 70 pts with ≥1 scan 2H 2023: Complete total study enrollment of ~130 patients Target Population Extensive stage SCLC relapsed after platinum chemotherapy Neuroendocrine prostate cancer and other DLL3 expressing tumors with high grade neuroendocrine features relapsed/refractory to standard therapy Trial Design Assess safety and tolerability at increasing dose levels PK and pharmacodynamic data Evaluate preliminary anti-tumor activity Dosing & Administration IV infusion with weekly and Q2W administration schedules Monotherapy cohorts for all tumor types, and combination cohorts with atezolizumab for SCLC Premedication and step dosing to manage cytokine release syndrome (CRS)

Dose Escalation and Optimization Enrollment Nearing Completion

Monotherapy Cohorts - Q4'23; Combination Cohorts - 1H'24

Dose Escalation 3+3 Design Including Fixed & Step Dose Cohorts and Dose Optimization (N=71)

Ongoing 1 mg priming Step-dose Escalation and Optimization Cohorts

Q1W
- 1→6 mg, N = 16
- 1→12 mg, N = 8‡
- 1→12→24 mg*, N = 8‡

Q2W
- 1→12 mg, N = 6‡
- 1→12→24 mg*, N = 9‡

HPN328: Q2W + Atezo Q4W
- 1→12 mg †
- 1→12→24 mg*

* 1 mg to 24 mg cohorts use a 12 mg intermediate step up prior to moving to 24 mg target
† Atezo combination cohorts recently opened; data to be presented at later date
‡ Still enrolling: protocol allows for cohorts of up to 17 patients, depending on cohort

Early Fixed Dose & Step dose Escalation Cohorts

De-escalation to 1 mg prime

- 0.015-3.6 mg, N = 11 (Fixed-dose Escalation)
- 3.6→ 7.2 mg, N = 4
- 2→ 12 mg, N = 5
- 2→ 24 mg, N = 4

Early Step-dose Escalation Cohorts

Fixed-dose Escalation

Current 1mg Priming Cohorts

Planned Cohorts

Early Dose Escalation Cohorts

HARPOON Therapeutics

Unaudited database cutoff as of 9/12/2023, subject to change

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Phase 1 Population Includes Heavily Pre-treated Refractory Patients Age (Years)  Median 64 Range 41-81 Sex Female 29 (40.8%) Male 42 (59.2%) Race  n (%) White 65 (91.5%) Asian 3 (4.2%) American Indian or Alaska Native 1 (1.4%) Multiple 1 (1.4%) Unknown 1 (1.4%) # Prior Therapies n (%) Median  2.5 Range   1-8 PD(L)-1 Inhibitors  56 (78.9%) Diagnosis SCLC 46 (64.8%) NEPC 11 (15.5%) Other NENs 14 (19.7%) Sites of Metastases Brain 29 (40.8%) Liver 37 (52.1%) ECOG n (%) 0 29 (40.8%) 1 42 (59.2%) Baseline Characteristics (N=71) Unaudited database cutoff as of 9/12/2023, subject to change

Adverse Events Manageable with No DLTs at Target Doses

No Grade 3 CRS with 1 mg Priming Regimens

Treatment-Related Adverse Events (TRAEs) Incidence ≥10% Patients by Grade [a] (N=71)

Adverse Events	All Grades, n (%)	Grade ≥3, n (%)
Any treatment-emergent AE	70 (98.6%)	33 (46.5%)
Any treatment-related AE	67 (94.4%)	18 (25.4%)
Treatment-Related AEs in ≥10% of patients		
Cytokine release syndrome (CRS)	42 (59.2%)	2 [c] (2.8%)
Dysgeusia	24 (33.8%)	0
Fatigue	24 (33.8%)	1 (1.4%)
Nausea	12 (16.9%)	0
Vomiting	11 (15.5%)	0
Diarrhea	10 (14.1%)	1 (1.4%)
Decreased appetite	8 (11.3%)	0
Neutropenia [b]	7 (9.9%)	4 (5.6%)
Pruritus	7 (9.9%)	0
Pyrexia	7 (9.9%)	0

Note: Post 9/12/2023 data cut-off, 1 Gr5 SAE (pneumonitis)

Adverse Events	Grade 1	Grade 2	Grade 3
CRS	21 (29.6%)	19 (26.8%)	2 [c] (2.8%)
ICANS [d]	4 (5.6%)	1 (1.4%)	0

No DLTs Observed at Target Doses; Target dose MTD Not Reached

ICANS=Immune effector cell-associated neurotoxicity syndrome

[a] Grading per CTCAE v5.0, except cytokine release syndrome (grading per ASTCT 2019)

[b] Includes both neutropenia and neutrophil count decreased

[c] Two Grade 3 CRS events were DLTs at 2 mg priming dose (above current priming dose)

[d] Immune effector cell encephalopathy (ICE) score for ICANS assessment performed at Screening and 6 times during Cycle 1; All events of ICANS were transient; none resulted in dose reduction

HARPOON Therapeutics

Unaudited database cutoff as of 9/12/2023, subject to change

10

1 mg Priming Dose Regimens: Responses Across Tumor-Types

Cohorts will Inform Dose Optimization and Selection of RP2D Once Data Matures



Response In 1 mg Priming Dose Optimization Cohorts with ≥1 Post-baseline Assessment (N=35)



100
80
60
40
20
0
-20
-40
-60
-80
-100
SCLC
NEN
NEPC
PD PD PD PD PD PD PD PD SD SD PD SD PR PR PR PR PR PR PR PR PR PR CR
PD SD PR PR PR CR CR*
PD SD PR PR PR
‡
1-6 mg QW
1-12 mg QW
1-12 mg Q2W
1-12-24 mg QW
1-12-24 mg Q2W
SCLC
NEPC
NEN Other
Partial Response (PR)
Complete Response (CR)
Confirmed Response
BOR Best Overall response

All Patients

Best Overall Response Rate (confirmed + unconfirmed)	**19/35 (54%)**
Confirmed Response Rate (in patients with an opportunity to confirm)†	**11/31 (35%)**
DCR	**24/35 (69%)**

NEN + NEPC

Best Overall Response Rate (confirmed + unconfirmed)	**8/12 (67%)**
Confirmed Response Rate (in patients with an opportunity to confirm)†	**5/12 (42%)**
DCR	**10/12 (83%)**

SCLC

Best Overall Response Rate (confirmed + unconfirmed)	**11/23 (48%)**
Confirmed Response Rate (in patients with an opportunity to confirm)†	**6/19 (32%)**
DCR	**14/23 (61%)**

Axis capped at 100% although largest changes were >100.0%
* Includes RECIST-based normalization of lymph node size. Patient achieved cPR prior to CR, so considered confirmed response
† In patients with opportunity to have 2 scans or discontinued prior to confirmatory scan due to AE or PD
‡ Patients on study with only 1 imaging assessment to date

- Additional SCLC responses were seen in earlier dose escalation cohorts, including 1 unconfirmed response (0.405 mg), 2 confirmed responses (1.215 escalated to 3.6 mg and 2 mg/12 mg), and 1 additional EC-PR (3.6 mg/7.2 mg)

Unaudited database cutoff as of 9/12/2023, subject to change

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Prolonged Confirmed Responses Ongoing; Durability Data Maturing Time on Treatment: Patients Treated With 1 mg Priming Dose (N=47) Unaudited database cutoff as of 9/12/2023, subject to change Ongoing SCLC NEPC NEN Other Partial Response (PR) Confirmed PR Complete Response (CR) Confirmed CR c c c c c Cervical c c c c ◆ ✷ Large Cell Lung & SCLC c c c c Esophageal Esophageal c c Small Cell Bladder c Lung adenocarcinoma w/ neuroendocrine features c c c c NEN Lung, NOS c c c ✷ 1.0 – 6.0 QW 1.0 – 12.0 QW 1.0 – 12.0 – 24.0 QW 1.0 – 12.0 Q2W 1.0 – 12.0 – 24.0 Q2W † Small Cell Bladder Treatment duration across all dose levels ranged from 1 to 71 weeks, including 3 patients in early dose escalation cohorts on treatment for >1 year (0.405 mg N=1, 3.6 mg/7.2 mg N=2) Off treatment for PD unless indicated otherwise; ✷Off treatment for withdrawal of consent. ◆ Withdrawal by Investigator for reasons other than an AE. † Patient continued treatment post PD for clinical benefit. Time on Treatment: Dose Optimization Cohorts (N=47)

HPN328 Patient Case: Relapsed ES-SCLC

Complete Response

Patient History

- 61-year-old male
- Diagnosed in June 2021 with extensive-stage SCLC
- 60% cells positive for DLL3
- Location of metastases
  - TLs: lymph nodes x2
  - Non-TLs: Lymph nodes x4
- Prior systemic treatment
  - Cisplatin + Etoposide
  - Carboplatin + Etoposide + Atezolizumab
  - Investigational CCR-8 treatment
- Time on most recent prior systemic treatment
  - 4 weeks
- Upon study entry, refractory was best response to most recent prior systemic treatment

Results

- **HPN328: started on 1mg prime and 12 mg target dose /week**
  - Well tolerated
- **Complete Response at week 8, confirmed at week 12**
  - RECIST v1.1: Target Lesions: CR
- **Remains on HPN328 treatment with ongoing response at week 28, as of Sept 11, 2023**

Wk 8 On Treatment



Baseline (15Feb2023)
Week 8 (28Apr2023)
Right Supraclavicular Lymph Node
Left Anterior Mediastinal Adenopathy

100% reduction at wk 8

Unaudited database cutoff, subject to change

HARPOON Therapeutics

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HPN328 Patient Case: Relapsed

Response

Patient History

- 44-year-old female diagnosed in October 2021 with stage IV cervical small cell carcinoma
- Location of metastases
  - TL: Pelvis x1
  - Non-TLs: Lung x1
- Prior surgery, external beam radiation, and intracavitary brachytherapy x 3
- Prior systemic treatment
  - Carboplatin + Etoposide + Atezolizumab → Atezolizumab maintenance
- Time on most recent prior systemic treatment
  - 16 weeks
- Upon study entry, refractory was best response to most recent prior systemic treatment

Results

- **HPN328: started on 1mg prime and 6 mg target dose /week**
  - Well tolerated
- **Complete Response at week 9, confirmed at week 13**
  - RECIST v1.1: Target Lesion: CR
  - 100% cells positive for DLL3
- **Ongoing response**
- **Remains on HPN328 treatment as of Sept 27, 2023**

Pre-Treatment	Wk 9 On Treatment	Wk 27 On Treatment
Baseline (23Mar2023)	Week 9 (25May2023)	Week 27 (25Sep2023)

Pelvic Recurrence



HARPOON Therapeutics

Unaudited database cutoff as of 9/12/2023, subject to change

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HPN328 - 1mg Priming Dose Cohorts Clinically Active and Well Tolerated in Ongoing Dose Escalation Study Active agent at 1mg priming dose cohorts at interim update 54% (19/35) overall response rate across all tumor types (SCLC, NEPC, other NENs) 32% (6/19) confirmed response rate in SCLC patients 5 of 7 confirmed responders in patients with other NENs 69% (24/35) disease control rate across all tumor types Potentially Best-in-class Efficacy Generally well tolerated at 1mg priming cohorts CRS events most common with initial priming dose administration Only Grade 1 and 2 CRS seen at 1mg priming cohorts No Grade 3+ ICANS Phase 1 monotherapy dose optimization enrollment anticipated to complete in October 2023 Monotherapy RP2D selection expected by YE 2023 Upcoming Anticipated Milestones Unaudited database as of 9/12/2023 (subject to change) Manageable Tolerability Profiles